DISBURSEMENT REQUEST AND AUTHORIZATION

      Principal        Loan Date        Maturity      Loan No      Call      Collateral      Account      Officer       Initials
     $3,750,000.00     01-11-2000      12/01/2000       9001         C          7380         2999005        79969

   References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: DYNATRONICS CORPORATION       Lender:   ZIONS FIRST NATIONAL BANK
          7030 PARK CENTRE DRIVE                  HEAD OFFICE/COMMERCIAL BANKING
          SALT LAKE CITY, UT 84121                #1 SOUTH MAIN STREET
                                                  SALT LAKE CITY, UT 84125

LOAN TYPE. This is a Variable Rate (at ZIONS FIRST NATIONAL BANK PRIME RATE, making an initial rate of 8.500%), Revolving Line of Credit Loan to a Corporation for $3,750,000.00 due on December 1, 2000. This is a secured renewal of the following described indebtedness: The Promissory Note from Dynatronics Corporation to Lender dated October 21, 1998 in the original principal amount of $3,500,000.00.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

              | |   Personal, Family, or Household Purposes or Personal
               -     Investment.

              |X|   Business (including Real Estate Investment).
               -

SPECIFIC PURPOSE. The specific purpose of this loan is: TO RENEW AND INCREASE LINE OF CREDIT USED FOR SHORT-TERM WORKING CAPITAL NEEDS.

FLOOD INSURANCE. As reflected on Flood Map No. 490102 dated 12-18-1985, for the community of 490102 0313B, the property that will secure the loan is not located in an area that has been identified by the Director of the Federal Emergency Management Agency as an area having special flood hazards. Therefore, although flood insurance may be available for the property, no special flood hazard insurance is required by law for this loan.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $3,750,000.00 as follows:

         Undisbursed Funds:                                        $1,330,046.58

         Amount paid to others on Borrower's behalf:               $2,410,083.42
         $2,410,083.42 RENEW LOAN #2999005-9001

         Other Charges Financed:                                         $495.00

         $200.00 Preliminary Report
         $35.00 Recording
         $225.00 Loan Documentation Fee
         $35.00 Future Reconveyance

         Total Financed Prepaid Finance Charges:                       $9,375.00

         $9,375.00 Loan Fees

         Note Principal:                                           $3,750,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid In Cash:                                      $0.00

Other Charges Paid In Cash:                                           $41,993.78
      $41,993.78 Interest Due thru 01/11/00
                                                                    ------------

Total Charges Paid In Cash:                                           $41,993.78

FINAL AGREEMENT. Borrower understands that the loan documents signed in connection with this loan are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

DISBURSEMENT AUTHORIZATION. BORROWER HEREBY AUTHORIZES LENDER TO DISBURSE ANY FUNDS PURSUANT TO FACSIMILE WIRE INSTRUCTIONS WHICH BEARS THE SIGNATURE OF ANY AUTHORIZED SIGNER.

01-11-2000            DISBURSEMENT REQUEST AND AUTHORIZATION              Page 2
                                  (Continued)



ALLOCATION OF PROCEEDS. THE PROCEEDS OF THIS LOAN WILL BE USED TO RENEW A REVOLVING LINE OF CREDIT. THE CURRENT OUTSTANDING BALANCE AND THE AMOUNT AVAILABLE ARE DESCRIBED ABOVE IN THE SECTION ENTITLED AMOUNT PAID TO OTHERS ON BORROWER'S BEHALF.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JANUARY 11, 2000.

BORROWER:

DYNATRONICS CORPORATION



By:     /s/ KELVYN H. CULLIMORE, JR.
    ---------------------------------------
        KELVYN H. CULLIMORE, JR., PRESIDENT




LASER PRO, Reg. U.S. Pat. & T.M. Off.., Ver. 3.28 (c) 2000 CFI ProServices, Inc. All rights reserved. [UT-I20 DYNAT.LN)